UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2025

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On November 11, 2025, Sensata Technologies Holding plc (“Sensata”) and its indirect, wholly owned subsidiaries, Sensata Technologies B.V. (“STBV”) and Sensata Technologies, Inc. (“STI” and, together with STBV, the “Offerors”), announced the early tender results for the previously announced tender offers (the “Tender Offers”) to purchase for cash up to $350,000,000 in total cash consideration payable, excluding applicable accrued and unpaid interest, for, in the case of STBV, 4.000% Senior Notes due 2029 issued by STBV (the “STBV 2029 Notes”) and 5.875% Senior Notes due 2030 issued by STBV, and, in the case of STI, 4.375% Senior Notes due 2030 issued by STI, subject in each case to applicable acceptance priority levels and proration arrangements. The press release announcing the early tender results also announced the elimination of the cap on the purchase of the STBV 2029 Notes, which cap was previously set at $300,000,000 in aggregate principal amount of such notes. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	November 11, 2025 press release entitled “Sensata Technologies Holding plc and Certain Subsidiaries Announce the Early Tender Results and Amendment of Cash Tender Offers.”

104	Cover Page Interactive Data File (embedded within inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ Andrew Lynch
Date:	November 12, 2025	Name: Andrew Lynch
Title: Executive Vice President and Chief Financial Officer

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